UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2006

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 13, 2006, HRPT Properties Trust (the “Company”) agreed to sell $400,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2011 (the “Notes”) in an underwritten public offering. The Notes are expected to be issued on March 16, 2006 under a supplemental indenture (the “Supplemental Indenture”) to the Company’s indenture dated July 9, 1997 (the “Indenture”). The Notes will bear interest at a floating rate, reset quarterly, equal to 3-Month LIBOR plus ..60% per annum. Interest will be payable on the Notes in arrears on March 16, June 16, September 16 and December 16 beginning on June 16, 2006. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company’s 5 3/4% Senior Notes due November 1, 2015 issued under the Indenture. The Company intends to use the estimated $398.3 million net proceeds of this offering to prepay all $350.0 million outstanding on its bank term loan and to reduce a portion of the approximately $562.0 million outstanding under its revolving credit facility. A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S ISSUANCE OF THE NOTES AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Item 9.01.                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                 Underwriting Agreement dated as of March 13, 2006 between HRPT Properties Trust and the underwriters named therein, pertaining to $400,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2011.

4.1                                 Form of Supplemental Indenture No. 16 dated as of March 16, 2006 between HRPT Properties Trust and U.S. Bank National Association, including the form of Floating Rate Senior Note due 2011.

5.1                                 Opinion of Sullivan & Worcester LLP.

5.2                                 Opinion of Venable LLP.

8.1                                 Opinion of Sullivan & Worcester LLP re: tax matters.

23.1                           Consents of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2                           Consent of Venable LLP (contained in Exhibit 5.2).

23.3                           Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer
Dated: March 14, 2006